U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



                  Date of Report: July 21, 1997




                       IRON HOLDINGS CORP.
               (f/k/a Comstock Tailings Company, Inc.)
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)



                              NEVADA
           ---------------------------------------------
           (State or other jurisdiction of incorporation)



                0-24590                        84-1275559
         ---------------------             -------------------
         (Commission File No.)               (IRS Employer
                                           Identification No.)



            88-90 103rd Ave.
            Ozone Park, N.Y.                       11417
 ----------------------------------------        ----------
 (Address of principal executive offices)        (Zip code)




Registrant's telephone number, including area code:
(718) 323-4537

Item 8.  Change in Fiscal Year

     On July 21, 1997, the Company's Board of Directors amended the Company's Bylaws, changing the Company's fiscal year end from December 31 to June 30. This change was enacted in order to establish the Company's fiscal year end to be consistent with the fiscal year end of the Company's principal operating subsidiary companies. As a result of this change, the Company intends to file a transitional report on Form 10-KSB with the Securities and Exchange Commission ("SEC") for the six month period ended June 30, 1997, and thereafter, commence quarterly reports thereafter.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IRON HOLDINGS CORP.



                                   By:/s/ Anthony Gurino
                                      ---------------------------
                                      Anthony Gurino,
                                      President

Dated:  July 21, 1997